Note 20 - Subsequent events:	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
20.   Subsequent events

On January 9, 2012, the Company received an advance of $25 million from Merck under a secured, interest-bearing credit facility of up to U.S. $100 million (note 11). The Company may, at its option, repay all or a portion of the advance from time to time without premium or penalty. This advance must be repaid in full by December 31, 2017.

On March 19, 2012, the Company announced it plans to reduce its annual operating expenses to approximately half of its current operating expenses in response to Merck’s decision to discontinue further development of vernakalant (oral).